ACTIVE/81250770.1 AMENDMENT TO CAMDEN NATIONAL CORPORATION 2012 EQUITY AND INCENTIVE PLAN A. The Camden National Corporation 2012 Equity and Incentive Plan (the “Plan”), is hereby amended as follows: 1. Section 20(d)(i) of the Plan is hereby amended by deleting such section in its entirety and substituting the following in lieu thereof: “(i) [intentionally omitted]” B. Except as otherwise so amended, the Plan is confirmed in all other respects. C. The effective date of this Amendment is as of March __, 2015. Executed this [_______] day of March, 2015 by a duly authorized officer of Camden National Corporation. CAMDEN NATIONAL CORPORATION By: